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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington,D.C.20549



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                                     FORM 8K

                                 Current Report


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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 April 29, 1998


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                               NEUREX CORPORATION

             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                                     0-19874
                            (Commission File Number)

                                   77-0128552
                                (I.R.S. Employer
                               Identification No.)

              3760 Haven Avenue, Menlo Park, California 94025-1012
                    (Address of principal executive offices)

                                  (650)853-1500

              (Registrant's telephone number, including area code)



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       This report on form 8-K, including all exhibits, contains 66 pages.



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ITEM 5.  Other Events

On April 29, 1998, Elan Corporation, PLC ("Elan") and Neurex Corporation ("Neurex") announced that they had signed a definitive agreement (the "Agreement") pursuant to which Elan will acquire Neurex. Under the terms of the Agreement, unanimously approved by the boards of directors of both companies, each common share of Neurex will be exchanged for 0.51 of an Elan American Depositary Share. The transaction is subject to approval by the stockholders of Neurex, clearance by Irish and United States regulatory authorities, and other conditions as more fully set out in the Agreement which is attached hereto as
Exhibit 10. The Registrant incorporates by reference the information disclosed in Exhibit 99 filed herewith.

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ITEM 7.  EXHIBITS.

          (a)  Financial statements of business acquired.

                 Not applicable.

          (b)  Pro forma financial information.

                 Not applicable.

          (c)  Exhibits.


Exhibit No.         Description
-----------         -----------

   10 Agreement and Plan of Merger by and among Elan Corporation, PLC, Ganesh Acquisition Corp., and Neurex Corporation.

   99         Press release dated April 29, 1998.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 29, 1998                  Neurex Corporation (Registrant)


                                         By: /s/ John Varian
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                                             John Varian
                                             Vice President of Finance and
                                             Chief Financial Officer









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                                 EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

   10 Agreement and Plan of Merger by and among Elan Corporation, PLC, Ganesh Acquisition Corp., and Neurex Corporation.

   99         Press release dated April 29, 1998.